Stein Roe Mutual Funds

SEMIANNUAL REPORT
MARCH 31, 1997

Stein Roe Equity Funds

GROWTH AND INCOME FUNDS

           BALANCED FUND
           GROWTH & INCOME FUND

LOGO:
STEIN ROE MUTUAL FUNDS
Building Wealth for Generations(SM)

Contents
----------------------------------------------------------------------
From the President................................................   1
   Tim Armour's thoughts on the markets and investing

Performance.......................................................   4
   How the Stein Roe growth and income funds have done over time

Q&A
Balanced Fund.....................................................   6
Growth & Income Fund..............................................   10
   Interviews with the portfolio managers and a summary of investment activity

Investments.......................................................   14
   A complete list of investments with market values

Financial Statements..............................................   22
   Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements.....................................   32

Financial Highlights..............................................   36
   Selected per-share data

General Information...............................................   42

                Must be accompanied or preceded by a prospectus.

From the President

To Our Shareholders

We're pleased to present this semi annual report for the Stein Roe growth and income funds -- Balanced Fund and Growth & Income Fund. This report covers the six months ended March 31, 1997.

The Economy That Just Won't Quit

By virtually all measures, the economy finished 1996 a good deal stronger than anticipated, fueled in large part by renewed consumer spending, strong job growth, favorable election results, a narrowing of the trade deficit, solid industrial output and a surprisingly resilient housing market. Investors responded favorably to this encouraging economic news. And in spite of Federal Reserve Chairman Alan Greenspan's remark about "irrational exuberance" -- which briefly touched off a bit of nervousness in mid-December -- the stock market continued to post record-breaking gains throughout the fourth quarter.

   Most economists, however, predicted that economic growth was sure to slow in 1997, putting a possible damper on earnings and, therefore, the stock market's performance. But as the new year unfolded, the economy showed no signs of slowing. In response, the stock market, as measured by the Dow Jones Industrial Average (DJIA), shot past the 7,000-point mark on February 13, buoyed by healthy economic growth, strong corporate profits and low inflation.*

Greenspan Talks the Talk, and Investors Take a Walk

But not everyone was pleased with this scenario. Stronger-than-expected economic growth and the rising ratio of stock prices to corporate profits were enough to set off inflation alarms among a growing number of market watchers, most notably Federal Reserve Chairman Alan Greenspan. At an address before the Senate Banking Committee, Greenspan told lawmakers that the economy retained a "great deal of vigor" and termed the prospects for a continuation of the six-year-old expansion "quite favorable." But he also made quite clear that the fate of the economic expansion depended largely on the Federal Reserve staying ahead of inflation.

   As a result, few were surprised when, in late March, the Federal Reserve raised the federal funds rate by one-quarter percentage point to 5.50 percent in an attempt to slow economic growth and reduce pressures that might trigger inflation and undermine the long expansion. Although the financial markets had factored in this rate hike, they responded erratically. Just moments after the announcement, the market, as measured by the DJIA, shot up more than 30 points -- gaining on what is known as a "relief rally" -- before heading into a freefall. When the dust finally cleared, the market had fallen nearly 300 points, or 4.3 percent -- the largest two-day point drop since the October 1987 market crash.

Photographic image of Tim Armour.

Aging Bull?
Could this be a sign that the bull market is winding down, or is it merely gathering strength for a fresh charge? Although we expect some additional volatility in the coming months, we do not think the market's March decline represented the start of a long-term bear market. It was, we think, merely a short-term interruption in the market's advance and, in our opinion, the bull still has plenty of room to run.

   We think there are a number of reasons for this. First, the longer-term economic outlook remains positive. The last time the economy had been growing for such a prolonged period, warning flags -- including uneasiness about banks, an overabundance of empty office buildings and state and local budget crises -- already were signaling a recession. Today, however, there are few, if any, factors on the horizon that we think might adversely affect the positive macroeconomic environment we are currently enjoying. What's more, many companies continue to meet their earnings estimates, despite a stronger dollar, rising labor costs and waning pricing pressure.

   We believe it's likely that profit momentum may slow in the months ahead. Nonetheless, we think the Federal Reserve's efforts to fight inflation and prolong the economic expansion could help keep corporate earnings strong enough to keep the bear at bay. This combination of steady economic growth, low inflation and solid earnings growth could, in our opinion, help shepherd the stock market to healthy -- though probably not spectacular -- gains in 1997.

The Basics

While no one can predict what might happen to the stock market or stock funds in the future, we believe investors must understand the factors that move the markets -- not just to profit from them, but to gain the patience to ride out short-term volatility in their investments. As always, no matter what direction you think the market is heading, it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon. And try to follow a regular investment plan. By investing a certain amount of money each month or quarter, you can take advantage of dollar-cost averaging. Of course, not everyone is in a position to follow a regular investment plan, and it neither ensures a profit nor protects against a loss in a declining market. This simple strategy, however, can help you meet your investment objectives across various market cycles.

   Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

   Sincerely,


   Timothy K. Armour
   President
   April 21, 1997


*The Dow Jones Industrial Average is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment.

Fund Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

------------------------------------------------------------------------------
                          Average Annual Total Returns
                          Periods ended March 31, 1997

                                         PAST 1    PAST 3    PAST 5     PAST 10
                                          YEAR      YEARS     YEARS      YEARS
------------------------------------------------------------------------------
BALANCED FUND                            10.34%    12.41%    11.10%      9.62%
GROWTH & INCOME FUND                     16.40     18.24     15.03      12.23
S&P 500                                  19.82     22.28     16.40      13.36

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES.
Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment.

Investment Comparison

COMPARISON of change in value of a $10,000 investment.

Growth & Income Fund

          Growth & Income
Date      Fund              S&P 500
3/31/87   10000             10000
9/30/87   10746             11195
9/30/88    9252              9808
9/30/89   12086             13040
9/30/90   11451             11835
9/30/91   14213             15514
9/30/92   16203             17227
9/30/93   19116             19461
9/30/94   19886             20178
9/30/95   24086             26172
9/30/96   29546             31490
3/31/97   31703             35030
Date      Balanced Fund     S&P 500
3/31/87   10000             10000
9/30/87   11859             14342
9/30/88   11162             12565
9/30/89   13479             16705
9/30/90   12554             15162
9/30/91   16279             19875
9/30/92   18091             22070
9/30/93   20727             24932
9/30/94   20802             25850
9/30/95   23816             33529
9/30/96   27348             40343
3/31/97   28934             44877


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. These graphs compare the performance of the Stein Roe funds to the S&P 500, an unmanaged group of stocks that differs from the composition any Stein Roe fund; it is not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Q&A
An Interview with Harvey Hirschhorn, Portfolio Manager of
SR&F Balanced Portfolio


Fund Data

Investment Objective:

Seeks long-term growth of capital and current income, consistent with reasonable investment risk by investing primarily in a diversified portfolio of equities, debt securities and cash.

Fund Inception:
August 25, 1949

Total Net Assets:
$254.2 million

Photographic image of Harvey B. Hirschhorn.


Q: How has the Fund performed?

A: For the six-month period ended March 31, 1997, Balanced Fund posted a return of 5.80 percent, which topped the 5.17 percent median return of our Lipper flexible portfolio fund peer group, but trailed the 11.24 percent return of the S&P 500.

Q: What drove performance?

A: The equity portion of the Portfolio was fueled by solid performances from financial services, health care and selected energy holdings. These gains were offset, however, by the negative performances of some of the Portfolio's technology, REIT and non-U.S. holdings. Although we had scaled back these holdings in light of full valuations, our efforts only tempered the losses.

     On the fixed income side, things were slightly less positive. The Portfolio's fixed income holdings performed well throughout most of the fourth quarter last year on expectations that the U.S. economy would slow. When no sign of a slowdown materialized, however, investors began to worry that the Federal Reserve might raise interest rates in an attempt to stay a step ahead of inflation. The anticipation of a Federal Reserve rate hike caused the yield on the benchmark 30-year Treasury bond to rise sharply. Then, when the Federal Reserve eventually did raise the federal funds rate in late March, it drove the 30-year Treasury bond yield above the 7 percent barrier, which hurt bond prices further and caused bonds to more than give back gains made earlier in the period.

Q: Have you made any changes to the Portfolio?

A: We recently sold General Motors Corp. and purchased Honda Motor Company, Ltd. (0.8% of total net assets), since we think a stronger U.S. dollar could hamper U.S. automakers' ability to compete with Japanese and German competitors. We also switched out of British Petroleum Company Plc and into Elf Aquitaine (0.6 percent of total net assets) because we believe the latter has a better relative valuation. Finally, although we remain slightly overweighted in the financial services sector, we reduced our overcommitment somewhat, given our belief that financial stocks could be susceptible to some near-term volatility as investors grow accustomed to a more restrictive monetary policy.

Q: Speaking of monetary policy, many believe the market's recent volatility was triggered when investors began to question whether the recent rate hike was an isolated event, or the beginning of a series of rate increases. Do you expect an additional tightening move, or do you think the economy is likely to cool off on its own with little, if any, additional help from the Federal Reserve?

A: We think there could be another rate hike this year. We do not, however, expect a long series of tightenings -- and certainly nothing like what occurred in 1994, when the Federal Reserve increased rates seven times over a 12-month period. In the short run, we expect market activity to be choppy as investors grow accustomed to the idea that the Federal Reserve has shifted into a more restrictive mode. But over the long term, we think the rate hike is a positive step. As counterintuitive as it may seem, we think one or two small tightening moves now could help to extend the expansion by eliminating the need for larger -- and possibly recession- producing -- moves in the future. In addition, we also think it would show that the Federal Reserve is taking a vigilant stance against inflation, which, in our opinion, should reassure bond investors over the longer term.

Q: There are those who might argue that U.S. stocks are overvalued. Do you think there is any validity to this argument?

A: By some measures, we think U.S. stocks do look overvalued. As of March 31, 1997, for example, the dividend yield for the S&P 500 was 2 percent -- an all-time low. And based on earnings forecasts for 1997, the typical S&P stock already trades at roughly 18 times next year's profits, which is slightly higher than the historical norm of 15. Nonetheless, while stock valuations are stretched, we think they could stretch further, particularly if the economy continues to grow at a slow but steady pace and inflation remains low. But if anything were to go wrong -- if the economy were to slow considerably, or there was a significant increase in inflation or a number of companies were to report weaker-than-expected profit growth -- then we think the stock market could experience a fairly serious setback. Given these concerns, we're fairly close to our minimum allocation in U.S. stocks. At the same time, however, we think there are a number of attractive investment opportunities overseas, especially since, when compared with their U.S. counterparts, many foreign stocks look dramatically undervalued. As a result, we have a slightly higher-than-usual weighting in international stocks.

Q: What's your outlook?

A: Given rising interest rates, a stronger dollar and still lofty share prices, we think the U.S. stock market could experience some continued volatility. That's because we think revenue growth for U.S. companies could slow in the coming months, since many companies will have to absorb rising labor costs without raising prices. As a result, profit margins -- which have risen steadily since 1992 -- could fall. While it's unlikely that such a margin squeeze would cause an outright decline in corporate profits, it could rein in earnings growth, and if a number of companies were to report lower-than-expected earnings, it could, in turn, spark another selloff or even a market correction. As a result, we plan to underweight U.S. stocks for the time being. Nonetheless, our longer-term outlook remains positive, since there are few, if any, factors on the horizon that we think might adversely affect the macroeconomic environment we are currently enjoying.

   On the fixed income side, we expect mixed performance near term, since we think it's possible the Federal Reserve will move to raise interest rates again this year, which could cause bonds to remain under increased pressure. But if the Federal Reserve succeeds in heading off inflation, we think it could prove a boon to bond investors. What's more, since bonds haven't appreciated nearly as much as stocks over the last two years, we don't think they would suffer as much as stocks should market volatility continue. In fact, we think any weakness in stocks could draw attention to bonds, helping them to capture center stage as the year progresses.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of March 31, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of SR&F Balanced Portfolio; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's flexible portfolio fund peer group for the one-, five- and 10-year periods ended March 31, 1997, were 10.43 percent, 10.93 percent and 9.92 percent, respectively.

Foreign investments involve market, political and currency risks not generally associated with U.S. investments.

Fund Highlights
                               Balanced Portfolio
------------------------------------------------------------------------------
                 Top 10 Equity Holdings (% of Total Net Assets)
------------------------------------------------------------------------------

LM Ericsson                         1.6%    Eli Lilly & Co.                     1.3%
Emerson Electric Co.                1.4     DuPont Company                      1.2
Motorola, Inc.                      1.3     Harris Corporation                  1.2
Bristol-Myers Squibb Company        1.3     Novartis AG                         1.2
Hubbell, Inc.                       1.3     U.S. Filter                         1.2
-------------------------------------------------------------------------------------
                                            Total                              13.0%
-------------------------------------------------------------------------------------
                           Equity Portfolio Highlights
                                                 PORTFOLIO             S&P 500
Number of Holdings                                   57                  500
Median Market Value ($ Mil.)                    $16,867               $5,442

                            Economic Sector Breakdown
                               Equity Portfolio

                          As of March 31, 1997     S&P 500
PIE CHART:
   Basic Materials                  8%               5%
   Consumer Cyclical                8               13
   Consumer Noncyclical             17              23
   Energy                           11              10
   Financial                        20              15
   Industrial                       11              10
   Technology                       17              16
   Utilities                         8               8
   Total                          100%             100%

---------------------------------------------------------------------------
                                Asset Allocation
                     As of September 30, 1996        As of March 31, 1997
PIE CHART:
   Equities                     $109.7 (47.5%)        $131.4 (51.7%)
   Convertibles                  $32.4 (14.0%)         $26.1 (10.2%)
   Bonds                         $71.8 (31.1%)         $93.5 (36.8%)
   Cash & Equivalents            $17.2 ( 7.4%)         $ 3.3 ( 1.3%)

Q&A
An Interview with Dan Cantor, Portfolio Manager of
SR&F Growth & Income Portfolio

Fund Data

Investment Objective:

Seeks capital growth by investing primarily in a diversified portfolio of common stocks, convertible securities and other equity-type investments issued by well-established companies. In an effort to limit volatility, the Portfolio will normally emphasize investments in the equity securities of companies with market capitalizations greater than $1 billion. The Fund is designed to provide more dividend income than a portfolio focused exclusively on growth.

Fund Inception:
March 24, 1987

Total Net Assets:
$272.6 million

Photographic image of Dan Cantor.

Q: How did the Fund perform?

A: For the six-month period ended March 31, 1997, the Fund posted a return of
7.30 percent, compared to a 9.14 percent median return of the Lipper growth and income fund peer group and the 11.24 percent return of the S&P 500.

Q: What factors affected the Fund's performance?

A: Although the S&P 500 was up more than 11 percent over the past six months, many mutual fund in vestors enjoyed a much smaller gain -- if any at all. That's because the continued strength of some of the S&P 500's largest stocks overshadowed some of the underlying trends in the market, such as growing anxiety about earnings and interest rates, which were causing many stocks to underperform. As a result, although many companies' stocks were ailing long before the Federal Reserve rate hike sent the entire market into a tailspin, signs of market weakness were masked by the S&P 500's strong return.

   When you look at the numbers, however, it becomes much clearer that -- despite the solid performance of the S&P 500 -- many stocks actually were losing ground. In 1995, for example, 31 percent of the stocks in the S&P 500 declined, even though the Index itself was up more than 37 percent. In 1996, despite a more than 20 percent gain for the S&P 500, the number of declining stocks had risen by one-third, to 40 percent. And in the first quarter of 1997, nearly half of the S&P's 500 stocks had posted negative returns. As you can see, most stocks simply were not as strong as the return of the S&P 500 would suggest.

Q: Why was it so difficult to beat the S&P 500 this period?

A: The S&P 500 is a capitalization-weighted index, which means that the larger a company's market capitalization is, the more it counts in the Index. As a result, the S&P 500 is more sensitive to price movements in its largest companies. As of March 31, 1997, the S&P's 50 largest stocks -- "giant-cap" stocks -- accounted for nearly 50 percent of the Index. For the past two years, many of these giant-cap companies have been on a roll, helping the Index to post strong gains. This, in turn, has prompted investors to pour an estimated $475 billion into S&P index funds over the past year. Because such funds try to mimic the performance of the S&P 500, they buy the same stocks that are in the Index and weight them accordingly in their portfolios. This tends to drive the prices of the S&P's largest stocks higher still, making the Index even harder to outperform. Further, a few fund managers may have felt compelled to significantly overweight a holding relative to its index weighting in an attempt to get a leg up on the market, which can push stock prices up even more.
   Like most active managers, how ever, we invest in a variety of companies, many of which have smaller market caps than the largest stocks in the S&P 500. And even when we do invest in the S&P's giant-cap stocks, we tend to "equal weight" them in the Portfolio, so if giant-cap companies outperform, the Portfolio doesn't benefit to the same extent as the Index.

Q: How have you dealt with this dichotomy?

A: Although we own many of the market's so-called giant-cap stocks, we don't own all of them. We don't, for instance, own Intel or Microsoft -- two of the S&P's biggest contributors over the past six months -- because, in our opinion, their valuations look stretched. In fact, we have been gradually cutting back on some of the giant-cap holdings we do own -- like General Electric Company (2.0 percent of total net assets) -- because we think that after the long runup in the prices of these stocks, better values can be found among more moder ately sized large-cap stocks. We are using new inflows into the Fund and the proceeds from sales of other holdings to purchase some smaller large-cap names.

Q: What areas were most affected by the market's late-March selloff?

A: The Portfolio's financial services firms were among the biggest decliners in the waning days of the period but, prior to that, they had been strong performers throughout 1996 and early 1997. Although this setback effectively erased some of the gains these stocks had racked up during the six-month period, we remain quite confident in their long-term fundamentals. In fact, we think financial stocks -- and banks, in particular -- look stronger than they have in years. In our opinion, there are a number of reasons for this: earnings are less variable, balance sheets are stronger, the business mix is improving and profitability measures look better than they have in a long time. What's more, despite solid performances over the past several years, we think many financial stocks remain undervalued.

Q: Have you made any new purchases?

A: Although most of our purchases have been concentrated in existing holdings, we recently established a large position in Ecolab Inc. (2.2 percent of total net assets), a global supplier of cleaning and maintenance products. We also initiated smaller positions in two financial services firms. The first, Nationwide Financial Services Inc. (0.3 percent of total net assets), is a provider of long-term savings and retirement products to retail and institutional customers throughout the United States. The other was Washington Mutual, Inc., (0.6 percent of total net assets) a Seattle-based thrift that recently announced plans to merge with Great Western Financial, a California-based thrift, in a stock swap valued at more than $6 billion.

Q: With the stock market hitting one record high after another, where are you looking for new investment opportunities?

A: There always are some pockets of value, regardless of what the market is doing. Right now, we see some opportunity in certain cyclical industries that have not performed particularly well over the past six to nine months. There also are a number of companies that, in our opinion, have experienced excessive pullbacks. Consequently, we are using this period of weakness to add to holdings that we believe are attractively valued and that we think have good long-term prospects.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of March 31, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of SR&F Growth & Income Portfolio; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's growth and income fund peer group for the one-, five- and 10-year periods ended March 31, 1997, were 15.80 percent, 14.18 percent and 11.49 percent, respectively.

Fund Highlights
                            Growth & Income Portfolio
------------------------------------------------------------------------------

                 Top 10 Equity Holdings (% of Total Net Assets)
------------------------------------------------------------------------------

Monsanto Co.                        2.8%    Walgreen Co.                        2.3%
Honeywell Inc.                      2.7     Baxter International Inc.           2.3
Philip Morris Companies Inc.        2.6     American Express Co.                2.3
Warner-Lambert Company              2.5     Ecolab, Inc.                        2.2
Citicorp                            2.4     Hubbell Inc.                        2.2
------------------------------------------------------------------------------------
                                            Total                              24.3%
------------------------------------------------------------------------------------
                           Equity Portfolio Highlights
                                                 PORTFOLIO             S&P 500
Number of Holdings                                   58                  500
Median Market Value ($ Mil.)                    $11,661               $5,442

                            Economic Sector Breakdown
                                Equity Portfolio
                            As of March 31, 1997                S&P500
PIE CHART:
   Basic Materials                   8%                            5%
   Consumer Cyclical                15                            13
   Consumer Noncyclical             21                            23
   Energy                            5                            10
   Financial                        18                            15
   Industrial                       24                            10
   Technology                        6                            16
   Utilities                         3                             8
   Total                           100%                          100%
------------------------------------------------------------------------------
                                Asset Allocation
                            As of September 30, 1996      As of March 31, 1997
PIE CHART:
   Equities**                     $163.2 (79.9%)            $212.6 (77.9%)
   Bonds                           $38.1 (18.6%)             $57.5 (21.0%)
   Cash & Equivalents               $3.1  (1.5%)              $3.1  (1.1%)

                             **Excludes S&P futures    **Excludes S&P futures
                                   (long) = 8.5%            (long) = 8.3%

SR&F Balanced Portfolio
-------------------------------------------------------------------------------
Investments as of March 31, 1997
(Dollar Amounts In Thousands)
(Unaudited)
                                                            Number        Market
EQUITY-RELATED SECURITIES (61.9%)                        of Shares         Value
-------------------------------------------------------------------------------


COMMON STOCKS (51.3%)
AUTOMOTIVE (0.8%)
Honda Motor Company, Ltd. ADRs .....................        33,000       $ 1,931

BANKS (6.8%)
BankAmerica Corporation ............................        53,000         5,340
Citicorp ...........................................        53,000         5,737
Royal Bank of Scotland Group Plc ...................       233,710         2,061
Wells Fargo & Company ..............................         8,000         2,273
Westpac Banking Corporation Ltd. ...................       320,000         1,856
                                                                         -------
                                                                          17,267
CHEMICALS (1.3%)
CIBA Specialty Chemicals ADRs ......................         4,900           200
DuPont Company .....................................        30,000         3,180
                                                                         -------
                                                                           3,380
COMPUTERS (0.7%)
International Business Machines Corp. ..............        13,000         1,786

COMPUTER SOFTWARE AND SERVICES (1.0%)
Electronic Data Systems Corporation ................        60,000         2,423

CONGLOMERATES AND MISCELLANEOUS (1.2%)
Harris Corporation .................................        40,000         3,075

DATA PROCESSING & DUPLICATING (0.8%)
Canon, Inc. ........................................        97,000         2,076

DRUGS AND HEALTH PRODUCTS (4.1%)
Bristol-Myers Squibb Company .......................        56,000         3,304
Eli Lilly & Co. ....................................        49,000         4,030
Novartis AG ADRs ...................................        49,000         3,037
                                                                         -------
                                                                          10,371
ELECTRICAL EQUIPMENT (5.3%)
Emerson Electric Co. ...............................        97,000         4,365
General Electric Company ...........................        58,500         5,806
Hubbell Inc. Class B ...............................        78,000         3,296
                                                                         -------
                                                                          13,467
ELECTRONICS (3.7%)
*Analog Devices, Inc. ..............................        30,000           675
Intel Corporation ..................................        25,000         3,478
Motorola, Inc. .....................................        55,000         3,321
Sony Corporation Sponsored ADRs ....................        27,000         1,866
                                                                         -------
                                                                           9,340
ENGINEERING AND CONSTRUCTION (0.7%)
Fluor Corporation ..................................        35,000         1,838

FERTILIZERS (0.7%)
Potash Corporation of Saskatchewan Inc. ............        22,000         1,672

FINANCIAL SERVICES (0.9%)
First USA, Inc. ....................................        55,000         2,331


SR&F Balanced Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                              Number     Market
                                                           of Shares      Value
-------------------------------------------------------------------------------


FOOD, BEVERAGE & TOBACCO (2.6%)
Controladora Comercial Mexicana GDRs .....................     85,000    $ 1,201
General Mills, Inc. ......................................     26,000      1,615
PepsiCo, Inc. ............................................     45,000      1,468
Philip Morris Companies Inc. .............................     20,000      2,283
                                                                         -------
                                                                           6,567
HOLDING (0.7%)
Swire Pacific Ltd. Class A ...............................    240,000      1,889

INSURANCE (1.1%)
American States Financial Corporation ....................     85,500      2,854

MEDICAL SUPPLIES (1.0%)
Baxter International Inc. ................................     60,000      2,588

OIL AND NATURAL GAS (7.2%)
Baker Hughes Inc. ........................................     70,000      2,686
British Petroleum Company Plc ADRs .......................     29,000      3,980
Elf Aquitaine Sponsored ADRs .............................     32,000      1,576
El Paso National Gas Company .............................     40,200      2,276
Enron Corp. ..............................................     76,000      2,888
Mobil Corporation ........................................     19,000      2,482
Tosco Corporation ........................................     43,000      1,226
*United Meridian Corporation .............................     40,000      1,205
                                                                         -------
                                                                          18,319

PAPER & FOREST PRODUCTS (1.0%)
Plum Creek Timber Company, L.P. ..........................     90,000      2,509

REAL ESTATE (3.1%)
Kimco Realty Corporation .................................     66,000      2,145
Reckson Associates Realty Corporation ....................     48,100      2,219
The Rouse Company ........................................     60,587      1,772
Security Capital Industrial Trust ........................     88,333      1,844
                                                                         -------
                                                                           7,980
RETAIL (2.1%)
Home Depot, Inc. .........................................     20,000      1,070
JUSCO Co. ................................................     64,000      1,758
Wal-Mart Stores, Inc. ....................................     94,000      2,620
                                                                         -------
                                                                           5,448

TELECOMMUNICATIONS (2.4%)
*AirTouch Communications, Inc. ...........................     80,000      1,840
GTE Corporation ..........................................     45,000      2,098
Telefonica de Argentina S.A. ADRs ........................     78,000      2,291
                                                                         -------
                                                                           6,229

TRANSPORTATION (1.0%)
Canadian National Railway Company ........................     70,000      2,476

UTILITIES-ELECTRIC (1.1%)
Empresa Nacional de Electricidad, S.A. de C.V., ADRs .....     42,000      2,725
                                                                         -------
TOTAL STOCKS (Cost $88,212) .........................................    130,541


-------------------------------------------------------------------------------
SR&F Balanced Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares        Value
-------------------------------------------------------------------------------
PREFERRED STOCK (0.4%)
OIL & NATURAL GAS (0.4%)
**Tosco Corporation $2.875 Cv (Cost $937)............       17,000       $  895
-------------------------------------------------------------------------------

                                                         Principal
CONVERTIBLE SUBORDINATED DEBENTURES (10.2%)                 Amount
-------------------------------------------------------------------------------


ELECTRONICS (1.6%)
LM Ericsson 4.250% 6/30/00 .................................   $   850     4,038

ENERGY (0.9%)
SFP Pipelines Holdings 11.160% 8/15/10 .....................     2,000     2,435

HEALTH CARE (2.9%)
Elan International Financial Ltd. Zero Coupon
   (Effective Yield 4.652%) 10/16/12 .......................     3,500     2,621
Nationwide Health Properties 6.250% 1/01/99 ................     2,700     2,707
**Roche Holdings Ltd. Zero Coupon
  (Effective Yield 4.750%) 9/23/08 .........................     2,500     2,237
                                                                         -------
                                                                           7,565
INSURANCE (1.1%)
Fremont General Zero Coupon (Effective Yield 9.270%)
 10/12/13 ..................................................     5,000     2,725

RETAIL (0.4%)
Home Depot Inc. 3.250% 10/01/01 ............................       950       944

SERVICES (2.6%)
Danka Business Systems Plc 6.750% 4/01/02 ..................     1,100     1,338
**U.S. Filter 6.000% 9/15/05 ...............................     1,700     3,013
Valhi, Inc. Zero Coupon (Effective Yield 8.693%)
   (Convertible into shares of Dresser) 10/20/07 ...........     5,000     2,250
                                                                         -------
                                                                           6,601
WASTE MANAGEMENT (0.7%)
WMX Technologies, Inc. 2.000% 1/24/05 ......................     2,000     1,780
                                                               -------   -------
TOTAL CONVERTIBLE SUBORDINATED DEBENTURES (Cost $18,020) .............    26,088
--------------------------------------------------------------------------------
TOTAL EQUITY-RELATED SECURITIES (Cost $107,169).......................   157,524
--------------------------------------------------------------------------------


SR&F Balanced Portfolio CONTINUED
-------------------------------------------------------------------------------

                                                         Principal      Market
                                                            Amount      Value
-------------------------------------------------------------------------------


BONDS AND NOTES (36.8%)

U.S. GOVERNMENT OBLIGATIONS (20.8%)
U.S. Treasury Bonds
   8.125% 8/15/19 ......................................   $12,500   $13,713
   7.250% 8/15/22 ......................................     9,700     9,711
U.S. Treasury Notes
   5.750% 9/30/97 ......................................     1,800     1,800
   6.125% 3/31/98 ......................................     1,700     1,701
   5.125% 6/30/98 ......................................     2,000     1,975
   5.875% 3/31/99 ......................................     6,000     5,942
   7.875% 8/15/01 ......................................     6,850     7,140
   5.750% 8/15/03 ......................................     2,000     1,888
   7.500% 2/15/05 ......................................     5,250     5,430
   6.500% 8/15/05 ......................................     3,750     3,645
                                                                     -------
                                                                      52,945
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (4.4%)
Federal Home Loan Mortgage Corporation Gold
   6.500% 2/01/11 ......................................     1,818     1,754
   6.500% 4/01/11 ......................................     2,620     2,527
   6.500% 10/01/11 .....................................     1,917     1,845
   6.500% 4/01/26 ......................................     1,968     1,838
   6.500% 6/01/26 ......................................       988       922
Government National Mortgage Association
   8.000% 7/15/25 ......................................     1,369     1,376
   8.000% 3/15/26 ......................................       934       939
                                                                     -------
                                                                      11,201
AIR TRANSPORTATION (2.4%)
Federal Express Corporation 1994 Pass-Through
   Certificates Series A310-A1 7.530% 9/23/06 ..........     2,063     2,042
Lockheed Martin Corporation 6.550% 5/15/99 .............     2,500     2,485
United Airlines Series 1991 9.200% 3/22/08 .............     1,340     1,439
                                                                     -------
                                                                       5,966
CHEMICALS (0.9%)
BOC Group Plc 5.875% 1/29/01 ...........................     2,500     2,400

COMMERCIAL BANK (1.7%)
Den Danske Bank 6.550% 9/15/03 .........................     2,250     2,142
Deutsche Ausgleichsbank 7.000% 9/24/01 .................     2,250     2,249
                                                                     -------
                                                                       4,391
CONSTRUCTION & HOUSING (0.8%)
Hanson Overseas 6.750% 9/15/05 .........................     2,250     2,139

FINANCIAL (2.2%)
ALPS Pass-Through Trust Series 1994-1 Class C2
   9.350% 9/15/04 ......................................     2,487     2,501
Lehman Brothers Holdings, Inc. 8.375% 2/15/99 ..........     2,500     2,564
MDC Mortgage Funding Corporation Series Q Class 5
   8.850% 3/20/18 ......................................       394       395
                                                                     -------
                                                                       5,460
FOREIGN GOVERNMENT REGIONAL BONDS (1.7%)
**Corporacion Andina de Fomento 6.625% 10/14/98 ........     1,500     1,494
**Republic of Slovenia 7.000% 8/06/01 ..................     2,750     2,725
                                                                     -------
                                                                       4,219
MORTGAGE-BACKED SECURITIES (1.1%)
American Mortgage Trust Series 1993-3 Class 3B
   8.190% 9/27/22 ......................................     2,272     2,097
**Lennar 8.120% 9/15/02 ................................       728       729
                                                                     -------
                                                                       2,826


SR&F Balanced Portfolio CONTINUED

                                                         Principal       Market
                                                            Amount        Value
-------------------------------------------------------------------------------


UTILITIES - ELECTRIC (0.8%)
National Power Plc 7.125% 7/11/01....................      $ 2,000       $ 1,987
-------------------------------------------------------------------------------
TOTAL BONDS AND NOTES (Cost $94,300)..............................        93,534
-------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS (6.1%)
COMMERCIAL PAPER (6.1%)
UBS Finance 6.750% 4/01/97...........................       10,920        10,920
Windmill Funding 5.400% 4/01/97......................        4,500         4,500
                                                                        --------
TOTAL SHORT-TERM OBLIGATIONS (Amortized Cost $15,420).............        15,420
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (104.8%)
(Cost $216,889)...................................................      $266,478
OTHER ASSETS, LESS LIABILITIES (-4.8%)............................      (12,195)
                                                                        --------
TOTAL NET ASSETS (100.0%).........................................      $254,283
                                                                         =======
--------------------------------------------------------------------------------

SECURITIES SOLD SHORT AT MARCH 31, 1997, WERE AS FOLLOWS:

                                                                          Market
   Common Stocks                                            Shares         Value
   -------------                                            ------         -----
   BankAmerica Corporation...........................       30,000       $ 3,023
   British Petroleum Company Plc ADRs................       29,000         3,980
   Citicorp..........................................       30,000         3,248
   Eli Lilly & Co. ..................................       10,000           822
   Emerson Electric Co. .............................       20,000           900
   Enron Corp........................................       25,000           950
   General Electric Company..........................       35,000         3,474
   Intel Corporation.................................        4,000           556
                                                                        --------
TOTAL VALUE OF SECURITIES SOLD SHORT (Proceeds $17,831)...........      $ 16,953
                                                                         =======
--------------------------------------------------------------------------------

* Non-income producing.
** These securities are subject to contractual or legal restrictions on their resale. At March 31, 1997, the aggregate value of these securities represented
4.4 percent of net assets.

See accompanying notes to financial statements.


SR&F Growth & Income Portfolio
-------------------------------------------------------------------------------
Investments as of March 31, 1997
(Dollar Amounts in Thousands)
(Unaudited)
                                                            Number       Market
COMMON STOCKS (77.9%)                                    of Shares        Value
-------------------------------------------------------------------------------
AIRCRAFT (2.0%)
McDonnell Douglas Corporation........................       92,000      $ 5,612

AUTO/TRUCK PARTS & EQUIPMENT (1.6%)
*Lear Corporation....................................      135,000        4,506

BANKS (8.7%)
Bankers Trust Company................................       60,000        4,920
Chase Manhattan Corporation..........................       60,400        5,655
Citicorp.............................................       60,616        6,561
Republic New York Corporation........................       25,000        2,203
Wells Fargo & Company................................       15,666        4,451
                                                                        -------
                                                                         23,790
BROADCASTING & COMMUNICATIONS (0.8%)
The Interpublic Group of Companies, Inc..............       40,400        2,131

BUSINESS SERVICES (0.6%)
Ikon Office Solutions Inc............................       49,000        1,642

COMPUTERS (1.5%)
International Business Machines Corp. ...............       30,000        4,121

COMPUTER SERVICES (1.2%)
Electronic Data Systems Corporation..................       79,000        3,190

CONSTRUCTION (1.7%)
Fluor Corp. .........................................       86,300        4,531

CONSUMER-RELATED (5.2%)
The Gillette Company.................................       72,200        5,243
Nike, Inc. Class B...................................       58,000        3,596
The Procter & Gamble Co. ............................       48,000        5,520
                                                                        -------
                                                                         14,359
DISTRIBUTION (4.2%)
Albertson's Inc. ....................................       36,000        1,224
Wal-Mart Stores, Inc.................................      140,000        3,903
Walgreen Co. ........................................      150,000        6,281
                                                                        -------
                                                                         11,408
DRUGS (3.0%)
SmithKline Beecham Plc. ADRs.........................       20,000        1,400
Warner-Lambert Company...............................       78,000        6,747
                                                                        -------
                                                                          8,147
ELECTRICAL EQUIPMENT (3.9%)
Emerson Electric Co. ................................      104,000        4,680
Hubbell Incorporated, Class B........................      140,400        5,932
                                                                        -------
                                                                         10,612
ENERGY (3.9%)
Amoco Corporation....................................       36,500        3,162
British Petroleum Company Plc ADRs...................       36,552        5,016
Enron Corp. .........................................       62,500        2,375
                                                                        -------
                                                                         10,553

SR&F Growth & Income Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares        Value
-------------------------------------------------------------------------------
ENTERTAINMENT (0.6%)
The Walt Disney Co. .................................       22,035      $ 1,609

FINANCIAL SERVICES (5.3%)
American Express Co. ................................      104,000        6,227
Federal National Mortgage Association................      161,000        5,816
*Nationwide Financial Services, Inc..................       37,000          953
Washington Mutual, Inc...............................       32,000        1,546
                                                                        -------
                                                                         14,542
FOOD, BEVERAGE & TOBACCO (4.8%)
PepsiCo, Inc. .......................................      110,000        3,588
Philip Morris Companies Inc. ........................       61,000        6,961
Sara Lee Corporation.................................       67,000        2,713
                                                                        -------
                                                                         13,262
HEALTH CARE (4.1%)
Abbott Laboratories..................................       58,500        3,283
Baxter International Inc. ...........................      145,000        6,253
Roche Holdings Ltd. .................................          200        1,728
                                                                        -------
                                                                         11,264
HOTELS (0.5%)
*Circus Circus Enterprises...........................       50,000        1,300

MEDIA (1.1%)
Tribune Company......................................       50,000        2,025
*Viacom, Inc., Class B...............................       27,190          901
                                                                        -------
                                                                          2,926
MULTI-INDUSTRY (6.3%)
General Electric Company.............................       54,000        5,360
Honeywell Inc. ......................................      110,000        7,466
Kansas City Southern Industries, Inc.................       52,300        2,615
Minnesota Mining & Manufacturing Company.............       20,000        1,690
                                                                        -------
                                                                         17,131
PAPER AND FOREST PRODUCTS (1.7%)
Champion International Corporation...................       20,000          910
Georgia Pacific Corporation..........................       45,000        3,262
Unisource Worldwide Inc. ............................       24,500          377
                                                                        -------
                                                                          4,549
PRINTING (1.2%)
Deluxe Corp. ........................................      100,000        3,238

REAL ESTATE (0.4%)
Nationwide Health Properties, Inc....................       50,000        1,069

RUBBER, PLASTICS, AND RELATED PRODUCTS (0.9%)
Goodyear Tire & Rubber Co. ..........................       45,000        2,351

SCIENTIFIC INSTRUMENTS (0.7%)
Millipore Corporation................................       45,000        1,907

SPECIALTY CHEMICALS (7.0%)
Ecolab, Inc..........................................      160,000        6,080
Monsanto Co..........................................      200,000        7,650
Union Carbide Corporation ...........................      121,100        5,359
                                                                        -------
                                                                         19,089

SR&F Growth & Income Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares        Value
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.4%)
AT & T...............................................       30,222      $ 1,050
Lucent Technologies, Inc.............................        9,794          517
Nynex Corp...........................................      110,000        5,019
                                                                       --------
                                                                          6,586
TRANSPORTATION-RAIL (2.6%)
Burlington Northern Santa Fe.........................       59,000        4,366
Conrail Inc. ........................................       25,420        2,866
                                                                       --------
                                                                          7,232
                                                                       --------
TOTAL COMMON STOCKS (Cost $149,619)...............................      212,657
-------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
-------------------------------------------------------------------------------
NOTE (1.1%)
U.S. GOVERNMENT OBLIGATION (1.1%)
U.S. Treasury Note 7.125% 9/30/99
   (Cost $2,964)....................................      $ 3,000         3,041
-------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS (21.1%)
COMMERCIAL PAPER (20.4%)
Marriott International 5.950% 4/02/97 ...............       10,000        9,998
Price/Costco 7.300% 4/01/97..........................        5,000        5,000
Rite Aid 6.000% 4/02/97..............................       10,000        9,998
Source One Mortgage 5.850% 4/03/97...................       10,000        9,997
UBS Finance 6.750% 4/01/97...........................       10,785       10,785
Windmill Funding 5.400% 4/01/97......................       10,000       10,000
                                                                       --------
                                                                         55,778
U.S. GOVERNMENT OBLIGATION (0.7%)
**U.S. Treasury Bill 4.940% 4/24/97..................       2,000         1,994
                                                                       --------
TOTAL SHORT-TERM OBLIGATIONS
(Amortized cost $57,772)..........................................       57,772
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
(Cost $210,355)...................................................      273,470
OTHER ASSETS, LESS LIABILITIES (-0.1%)............................         (283)
                                                                       --------
TOTAL NET ASSETS..................................................     $273,187
                                                                       ========
-------------------------------------------------------------------------------
* Non-income producing.
** Security was pledged to cover margin requirements for open futures contracts.

Futures contracts which were open at March 31, 1997, were as follows:
                                                                             Unrealized
                                    Number of     Contract                   Loss
Type                                Contracts     Value       Expiration     at 3/31/97
----                                ---------     -------     ---------      ---------
Standard & Poor's 500 Index (Long)  60            $24,260     June, 1997     $1,520

See accompanying notes to financial statements.

Balance Sheets
-------------------------------------------------------------------------------
March 31, 1997
(All Amounts in Thousands, except per-share amounts)
(Unaudited)
                                                                           GROWTH
                                                              BALANCED   & INCOME
                                                                  FUND       FUND
                                                             ---------  ---------
ASSETS
Investment in Portfolio, at market value ..................   $254,188   $273,094
Receivable for fund shares sold ...........................        275        444
Dividends and interest receivable .........................        106       --
Cash and other assets .....................................         90         81
                                                              --------   --------
   Total Assets ...........................................   $254,659   $273,619
                                                              ========   ========
LIABILITIES
Payable to investment adviser and transfer agent ..........   $    215   $     93
Payable for fund shares redeemed ..........................        140        766
Other liabilities .........................................         86        136
                                                              --------   --------
   Total Liabilities ......................................        441        995
                                                              --------   --------
CAPITAL
Paid-in capital ...........................................    199,506    207,040
Net unrealized appreciation of investments ................     49,527     62,851
Accumulated undistributed net investment income ...........        134        504
Accumulated undistributed net realized gains on investments      5,051      2,229
                                                              --------   --------
   Total Capital (Net Assets) .............................    254,218    272,624
                                                              --------   --------
   Total Liabilities and Capital ..........................   $254,659   $273,619
                                                              ========   ========
Shares Outstanding (Unlimited Number Authorized) ..........      8,765     14,442
                                                              ========   ========
Net Asset Value (Capital) Per Share .......................   $  29.00   $  18.88
                                                              ========   ========

See accompanying notes to financial statements.

Statements of Operations
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 1997
(All Amounts in Thousands)
(Unaudited)

                                                                        GROWTH
                                                            BALANCED  & INCOME
                                                                FUND      FUND
                                                             -------    ------
INVESTMENT INCOME
Interest income ..........................................   $ 2,817   $   974
Interest income allocated from Portfolio .................     1,428       544
Dividends ................................................       805     1,170
Dividends allocated from Portfolio .......................       529       748
                                                             -------   -------
   Total Investment Income ...............................     5,579     3,436
                                                             -------   -------
EXPENSES
Management fees ..........................................       493       485
Transfer agent fees ......................................       285       273
Expenses allocated from Portfolio ........................       250       276
Administrative fees ......................................       195       186
Printing and postage .....................................        57        48
SEC and state registration fees ..........................        17        21
Accounting fees ..........................................        15        15
Custodian fees ...........................................        15        13
Trustees' fees ...........................................        10         7
Other ....................................................        32        95
                                                             -------   -------
   Total Expenses ........................................     1,369     1,419
                                                             -------   -------
   Net Investment Income .................................     4,210     2,017
                                                             -------   -------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments ........................     6,833     1,036
Net realized gains on investments allocated from Portfolio       493     2,149
Net change in unrealized appreciation or depreciation of
   investment in Portfolio ...............................     3,085     9,369
                                                             -------   -------
   Net Gains on Investments ..............................    10,411    12,554
                                                             -------   -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....   $14,621   $14,571
                                                             =======   =======

See accompanying notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For The Year Ended September 30, 1996
And Six Months Ended March 31, 1997
(All Amounts in Thousands)
(Unaudited)
                                                                            BALANCED FUND         GROWTH & INCOME FUND
                                                                            1996         1997         1996         1997
                                                                       ----------------------    ----------------------
OPERATIONS
Net investment income ..............................................   $   7,824    $   4,210    $   2,728    $   2,017
Net realized gains on investments ..................................      15,855        7,326        7,660        3,185
Net change in unrealized appreciation or depreciation of investments       7,704        3,085       23,196        9,369
                                                                       ---------    ---------    ---------    ---------
   Net Increase in Net Assets Resulting from Operations ............      31,383       14,621       33,584       14,571
                                                                       ---------    ---------    ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ...............................      (7,977)      (4,459)      (2,954)      (2,228)
Capital gains distributions ........................................      (5,662)     (18,743)     (12,376)      (8,004)
                                                                       ---------    ---------    ---------    ---------
   Total Distributions to Shareholders .............................     (13,639)     (23,202)     (15,330)     (10,232)
                                                                       ---------    ---------    ---------    ---------
SHARE TRANSACTIONS
Subscriptions to fund shares .......................................      24,623       40,125       70,627       88,588
Investment income dividends reinvested .............................       6,213        3,432        2,409        1,524
Capital gains distributions reinvested .............................       4,955       15,641       11,090        5,744
Redemptions of fund shares .........................................     (51,032)     (27,462)     (37,532)     (31,958)
                                                                       ---------    ---------    ---------    ---------
   Net Increase (Decrease) from Share Transactions .................     (15,241)      31,736       46,594       63,898
                                                                       ---------    ---------    ---------    ---------
   Net Increase in Net Assets ......................................       2,503       23,155       64,848       68,237
TOTAL NET ASSETS
Beginning of Period ................................................     228,560      231,063      139,539      204,387
                                                                       ---------    ---------    ---------    ---------
End of Period ......................................................   $ 231,063    $ 254,218    $ 204,387    $ 272,624
                                                                       =========    =========    =========    =========
Accumulated Undistributed Net Investment Income at End of Period ...   $     384    $     134    $     716    $     504
                                                                       =========    =========    =========    =========
ANALYSES OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to fund shares .......................................         852        1,329        4,094        4,583
Investment income dividends reinvested .............................         219          114          144           80
Capital gains distributions reinvested .............................         180          543          698          316
                                                                       ---------    ---------    ---------    ---------
                                                                           1,251        1,986        4,936        4,979
Redemptions of fund shares .........................................      (1,783)        (906)      (2,201)      (1,653)
                                                                       ---------    ---------    ---------    ---------

Net increase (decrease) in fund shares .............................        (532)       1,080        2,735        3,326
Shares outstanding at beginning of period ..........................       8,217        7,685        8,381       11,116
                                                                       ---------    ---------    ---------    ---------

Shares outstanding at end of period ................................       7,685        8,765       11,116       14,442
                                                                       =========    =========    =========    =========


See accompanying notes to financial statements.

SR&F Balanced Portfolio
-------------------------------------------------------------------------------
Balance Sheet
(All Amounts in Thousands)
(Unaudited)
                                                                       MARCH 31,
                                                                            1997
                                                                      ----------
ASSETS
Investments, at market value .....................................      $266,478
Receivable for investments sold ..................................         7,673
Interest receivable ..............................................         1,169
Dividends receivable .............................................           142
Cash .............................................................             4
                                                                        --------
   Total Assets ..................................................      $275,466
                                                                        ========

LIABILITIES
Securities sold short, at market value ...........................      $ 16,953
Payable for investments purchased ................................         4,076
Payable to investment adviser ....................................           119
Other liabilities ................................................            35
                                                                        --------
   Total Liabilities .............................................        21,183
                                                                        --------
Net Assets Applicable to Investors' Beneficial Interest ..........      $254,283
                                                                        ========

See accompanying notes to financial statements.

SR&F Balanced Portfolio
--------------------------------------------------------------------------------
Statement of Operations
(All Amounts in Thousands)
(Unaudited)
                                                                           PERIOD
                                                                            ENDED
                                                                        MARCH 31,
                                                                         1997 (a)
                                                                         --------
INVESTMENT INCOME
Interest ..............................................................  $  1,427
Dividends .............................................................       530
                                                                         --------
   Total Investment Income ............................................     1,957
                                                                         --------

EXPENSES
Management fees .......................................................       221
Interest expense ......................................................        12
Accounting fees .......................................................         5
Trustees fees .........................................................         4
Audit and legal fees ..................................................         3
Custodian fees ........................................................         1
Transfer agent fees ...................................................         1
Other .................................................................         3
                                                                         --------
   Total Expenses .....................................................       250
                                                                         --------
Net Investment Income .................................................     1,707
                                                                         --------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investments .....................................     1,786
Net change in unrealized appreciation or depreciation of investments ..   (11,530)
                                                                         --------
   Net Losses on Investments ..........................................    (9,744)
                                                                         --------
Net Decrease in Net Assets Resulting from Operations ..................  $ (8,037)
                                                                         ========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Balanced Portfolio
---------------------------------------------------------------------------------
Statement of Changes in Net Assets
(All Amounts in Thousands)
(Unaudited)
                                                                            PERIOD
                                                                             ENDED
                                                                         MARCH 31,
                                                                          1997 (a)
                                                                        ----------
OPERATIONS
Net investment income...........................................          $  1,707
Net realized gains on investments ..............................             1,786
Net change in unrealized appreciation or depreciation of investments       (11,530)
                                                                        ----------
   Net Decrease in Net Assets Resulting from Operations.........            (8,037)
                                                                        ----------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions...................................................           267,417
Withdrawals.....................................................           (5,097)
                                                                        ----------
   Net Increase from Transactions in Investors' Beneficial Interest        262,320
                                                                        ----------
   Net Increase in Net Assets...................................           254,283
TOTAL NET ASSETS
Beginning of Period.............................................                --
                                                                        ----------
End of Period...................................................          $254,283
                                                                        ==========

(a) The Portfolio commenced operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F Growth & Income Portfolio
----------------------------------------------------------------------------------
Balance Sheet
(All Amounts in Thousands)
(Unaudited)
                                                                         MARCH 31,
                                                                              1997
                                                                        ----------
ASSETS
Investments, at market value....................................          $273,470
Dividends receivables...........................................               382
Cash and other receivables......................................                 4
                                                                        ----------
   Total Assets.................................................          $273,856
                                                                        ==========

LIABILITIES
Variation margin payable........................................          $    525
Payable to investment adviser...................................               144
                                                                        ----------
   Total Liabilities............................................               669
                                                                        ----------
Net Assets Applicable to Investors' Beneficial Interest.........          $273,187
                                                                        ==========

See accompanying notes to financial statements.

SR&F Growth & Income Portfolio
----------------------------------------------------------------------------------
Statement of Operations
(All Amounts in Thousands)
(Unaudited)
                                                                             PERIOD
                                                                             ENDED
                                                                             MARCH 31,
                                                                             1997 (a)
                                                                             --------
INVESTMENT INCOME
Dividends .................................................................  $    748
Interest ..................................................................       544
                                                                             --------
   Total Investment Income ................................................     1,292
                                                                             --------

EXPENSES
Management fees ...........................................................       258
Accounting fees ...........................................................         5
Trustees fees .............................................................         3
Audit and legal fees ......................................................         3
Custodian fees ............................................................         2
Transfer agent fees .......................................................         1
Other .....................................................................         4
                                                                             --------
   Total Expenses .........................................................       276
                                                                             --------
Net Investment Income .....................................................  $  1,016
                                                                             --------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FUTURES TRANSACTIONS
Net realized gains on investments .........................................       414
Net realized gains on futures transactions ................................     1,736
Net change in unrealized appreciation or depreciation of investments and
   futures transactions ...................................................   (12,342)
                                                                             --------
   Net Losses on Investments and Futures Transactions .....................   (10,192)
                                                                             --------
Net Decrease in Net Assets Resulting from Operations ......................  $ (9,176)
                                                                             ========

(a) The Portfolio commenced operations on February 3, 1997

See accompanying notes to financial statements.

SR&F Growth & Income Portfolio
-------------------------------------------------------------------------------
Statement of Changes in Net Assets
(All Amounts in Thousands)
(Unaudited)
                                                                                 PERIOD
                                                                                  ENDED
                                                                              MARCH 31,
                                                                               1997 (a)
                                                                              ---------
OPERATIONS
Net investment income ....................................................... $   1,016
Net realized gains on investments and futures transactions ..................     2,150
Net change in unrealized appreciation or depreciation of investments and
   futures transactions .....................................................   (12,342)
                                                                              ---------
   Net Decrease in Net Assets Resulting from Operations .....................    (9,176)
                                                                              ---------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions ...............................................................   286,229
Withdrawals .................................................................    (3,866)
                                                                              ---------
   Net Increase from Transactions in Investors' Beneficial Interest .........   282,363
                                                                              ---------
   Net Increase in Net Assets ...............................................   273,187
TOTAL NET ASSETS
Beginning of Period .........................................................      --
                                                                              ---------
End of Period ............................................................... $ 273,187
                                                                              =========

(a) The Portfolio commenced operations on February 3, 1997

See accompanying notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
Note 1. Organization of the Portfolios

SR&F Balanced Portfolio and SR&F Growth & Income Portfolio (the "Portfolios") are separate series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolios. The Portfolios commenced operations February 3, 1997. At commencement, Stein Roe Balanced Fund and Stein Roe Growth & Income Fund contributed $259,476 and $238,698 in securities and other assets, respectively, to their respective portfolios. At February 14, 1997, Stein Roe Advisor Balanced Fund and Stein Roe Advisor Growth & Income Fund each contributed cash of $100 to their respective Portfolios.
   The Portfolios allocate net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At March 31, 1997, Balanced Fund and Advisor Balanced Fund owned 99.96 percent and .04 percent, respectively, of the SR&F Balanced Portfolio, and Growth & Income Fund and Advisor Growth & Income Fund owned 99.96 percent and .04 percent, respectively, of SR&F Growth & Income Portfolio.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of Stein Roe Balanced Fund, and Stein Roe Growth & Income Fund (the "Funds"), each a series of the Stein Roe Investment Trust (a Massachusetts business trust) and the SR&F Balanced Portfolio and SR&F Growth & Income Portfolio (the "Portfolios"), each a series of the SR&F Base Trust (a Massachusetts common law trust). The policies are in conformity with generally accepted accounting principles. The prepar ation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuations

All securities are valued as of March 31, 1997. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price or the mean between last bid and asked price as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Other assets and securities of the Funds and Portfolios are valued by a method that the Board of Trustees believes represents a fair value.

Futures Contracts

During the period ended March 31, 1997, Growth & Income Fund and SR&F
Growth & Income Portfolio entered into stock index futures contracts to either hedge against expected declines of portfolio securities, or as a temporary substitute for the purchase of individual stocks. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Fund or Portfolio seeks to close out a contract and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.

   Upon entering into a futures con tract, the Fund or Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Fund or Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund or Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Securities Sold Short

During the period ended March 31, 1997, Balanced Fund and SR&F Balanced Portfolio engaged in selling securities short, which obligates the Fund or Portfolio to replace a security borrowed with the same security currently held, or by purchasing the same security at the current market value. The Fund or Portfolio may incur a gain or a loss between the date of the short sale and the date on which the Fund or Portfolio replaces the borrowed security. While the short sale is outstanding, the Fund or Portfolio must maintain in a separate account with the custodian an equivalent amount of the securities sold short or convertible or exchangeable into said securities.

Federal Income Taxes

No provision is made for federal income taxes since each Fund elects to be taxed as a "regulated investment company" and makes such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

   The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized capital gains.

Distributions to Shareholders

On April 29, 1997, the Board of Trustees declared a dividend from net investment income of $0.22 per share for Balanced Fund and $0.05 per share for Growth & Income Fund, payable May 20, 1997, to shareholders of record on May 12, 1997.
     Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains, and any per manent differences are reclassified to paid-in capital.

Other Information

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
     Realized gains or losses from sales of securities are determined on the specific identified cost basis.
     All amounts, except per-share amounts, are shown in thousands.

Note 3. Trustees' Fees and Transactions with Affiliates

The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager.
     The management fee for Balanced Portfolio is computed at an annual rate of .55 of 1 percent of average daily net assets up to $500 million, .50 of 1 percent of the next $500 million, and .45 of 1 percent thereafter. The management fee for Growth & Income Portfolio is computed at an annual rate of
 .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million and .50 of 1 percent thereafter. The administr-ative fees for the Funds are computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million and .10 of 1 percent thereafter.
     The administrative agreement provides that the Adviser will reimburse each Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale.
     The transfer agent fees are paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI has entered into an agreement with Colonial Investors Service Center, Inc., an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Funds.
     The Adviser also provides certain fund accounting services. For the period ended March 31, 1997, Balanced Fund, Growth & Income Fund, SR&F Balanced Portfolio and SR&F Growth & Income Portfolio incurred charges of $15, $15, $5 and $5, respectively.
     Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Balanced Fund, Growth & Income Fund, SR&F Balanced Portfolio and SR&F Growth & Income Portfolio for the period ended March 31, 1997, was $10, $7, $4 and $3, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Note 4. Short-Term Debt

To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had any borrowings during the period ended March 31, 1997.

Note 5. Investment Transactions
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the period ended March 31, 1997, were:

FUND/PORTFOLIO                                      Purchases         Sales
                                                     --------      --------
Balanced Fund (a).................................    $59,337       $36,792
SR&F Balanced Portfolio...........................     15,445        11,912
Growth & Income Fund (a)..........................     28,622        14,964
SR&F Growth & Income Portfolio....................      4,215         1,123

(a) Prior to commencement of operations of the respective Portfolio (see Note 1 to Financial Statements).

At March 31, 1997, unrealized appreciation and depreciation on a tax basis and the cost of invest ments for financial reporting and federal income tax purposes were as follows:

                                                                         Cost of Investments

                                                                                      Federal
                                                           Net            Financial    Income
PORTFOLIO                   Appreciation    Depreciation   Appreciation   Reporting       Tax
                            ------------    ------------   ------------   ---------  --------
SR&FBalanced Portfolio          $53,716     $4,090         $49,626        $216,889   $216,852
SR&F Growth & Income Portfolio   66,756      3,641          63,115         210,355    210,355

Financial Highlights
------------------------------------------------------------------------------
Balanced Fund
(Unaudited)

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                               Nine
                                                                Year         Months
                                                               Ended          Ended
                                                            Dec. 31,       Sept. 30,         Years Ended Sept. 30,
                                                                1987            1988          1989            1990
                                                         -----------     -----------      -----------     -----------
Net Asset Value, Beginning of Period .................   $     25.07     $     22.25      $     22.66     $     25.41
                                                         -----------     -----------      -----------     -----------
Income From Investment Operations
       Net investment income .........................          1.32            0.97             1.37            1.28
       Net realized and unrealized gains
         (losses) on investments .....................         (1.06)           0.45             3.10           (2.92)
                                                         -----------     -----------      -----------     -----------
              Total from investment operations .......          0.26            1.42             4.47           (1.64)
                                                         -----------     -----------      -----------     -----------
Distributions
       Net investment income .........................         (1.63)          (0.90)           (1.34)          (1.36)
       Net realized capital gains ....................         (1.45)          (0.11)           (0.38)          (0.73)
                                                         -----------     -----------      -----------     -----------
              Total distributions ....................         (3.08)          (1.01)           (1.72)          (2.09)
                                                         -----------     -----------      -----------     -----------
Net Asset Value, End of Period .......................   $     22.25     $     22.66      $     25.41     $     21.68
                                                         ===========     ===========      ===========     ===========
Ratio of net expenses to average net assets ..........          0.80%           0.87%*           0.90%           0.88%
Ratio of net investment income to average
   net assets ........................................          5.12%           5.68%*           5.83%           5.36%
Portfolio turnover rate ..............................            86%             85%              93%             75%
Average commissions (per share) ......................          --              --               --              --
Total return .........................................          0.74%           6.51%           20.76%          (6.86%)
Net assets, end of period ............................   $   140,279     $   134,225      $   144,890     $   124,592

                                                                            Years Ended Sept. 30,
                                                            1991            1992             1993            1994
                                                         -----------     -----------      -----------     -----------
Net Asset Value, Beginning of Period .................   $     21.68     $     26.08      $     26.91     $     27.57
                                                         -----------     -----------      -----------     -----------
Income From Investment Operations
       Net investment income .........................          1.32            1.31             1.26            1.15
       Net realized and unrealized gains
         (losses) on investments .....................          4.85            1.48             2.37           (1.06)
                                                         -----------     -----------      -----------     -----------
              Total from investment operations .......          6.17            2.79             3.63            0.09
                                                         -----------     -----------      -----------     -----------
Distributions
       Net investment income .........................         (1.26)          (1.34)           (1.30)          (1.17)
       Net realized capital gains ....................         (0.51)          (0.62)           (1.67)          (0.71)
                                                         -----------     -----------      -----------     -----------
              Total distributions ....................         (1.77)          (1.96)           (2.97)          (1.88)
                                                         -----------     -----------      -----------     -----------
Net Asset Value, End of Period .......................   $     26.08     $     26.91      $     27.57     $     25.78
                                                         ===========     ===========      ===========     ===========
Ratio of net expenses to average net assets ..........          0.87%           0.85%            0.81%           0.83%
Ratio of net investment income to average
   net assets ........................................          5.50%           4.94%            4.69%           4.53%
Portfolio turnover rate ..............................            71%             59%              53%             29%
Average commissions (per share) ......................          --              --               --              --
Total return .........................................         29.67%          11.13%           14.57%           0.36%
Net assets, end of period ............................   $   150,689     $   173,417      $   222,292     $   229,274

                                                                                                     Six
                                                                                                  Months
                                                                                                   Ended
                                                               Years Ended Sept. 30,           March 31,
                                                             1995              1996                 1997
                                                         -----------     -------------     -------------
Net Asset Value, Beginning of Period .................   $     25.78     $       27.82     $       30.07
                                                         -----------     -------------     -------------
Income From Investment Operations
       Net investment income .........................          1.33              1.00              0.48
       Net realized and unrealized gains
         (losses) on investments .....................          2.22              2.96              1.23
                                                         -----------     -------------     -------------
              Total from investment operations .......          3.55              3.96              1.71
                                                         -----------     -------------     -------------
Distributions
       Net investment income .........................         (1.23)            (1.01)            (0.52)
       Net realized capital gains ....................         (0.28)            (0.70)            (2.26)
                                                         -----------     -------------     -------------
              Total distributions ....................         (1.51)            (1.71)            (2.78)
                                                         -----------     -------------     -------------
Net Asset Value, End of Period .......................   $     27.82     $       30.07     $       29.00
                                                         ===========     =============     =============
Ratio of net expenses to average net assets ..........          0.87%             1.05%             1.05%*
Ratio of net investment income to average
   net assets ........................................          5.14%             3.45%             3.25%*
Portfolio turnover rate ..............................            45%               87%               15%
Average commissions (per share) ......................          --       $      0.0537     $      0.0594
Total return .........................................         14.49%            14.83%             5.80%
Net assets, end of period ............................   $   228,560     $     231,063     $     254,218


*Annualized

Financial Highlights Continued

Growth & Income Fund
(Unaudited)

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                         Period
                                                          Ended
                                                      Sept. 30,                    Years Ended Sept. 30,
                                                       1987 (a)           1988              1989               1990
                                                    -----------      -------------     -------------      -------------
Net Asset Value, Beginning of Period .............  $     10.00      $       10.49     $        8.88      $       11.34
                                                    -----------      -------------     -------------      -------------
Income From Investment Operations
       Net investment income .....................         0.05               0.17              0.22               0.26
       Net realized and unrealized gains
         (losses) on investments .................         0.47              (1.64)             2.46              (0.85)
                                                    -----------      -------------     -------------      -------------
         Total from investment operations ........         0.52              (1.47)             2.68              (0.59)
                                                    -----------      -------------     -------------      -------------
Distributions
       Net investment income .....................        (0.03)             (0.14)            (0.22)             (0.26)
       Net realized capital gains ................         --                 --                --                 --
                                                    -----------      -------------     -------------      -------------
         Total distributions .....................        (0.03)             (0.14)            (0.22)             (0.26)
                                                    -----------      -------------     -------------      -------------
Net Asset Value, End of Period ...................  $     10.49      $        8.88     $       11.34      $       10.49
                                                    ===========      =============     =============      =============
Ratio of net expenses to average net
  assets (b) .....................................         1.91%*             1.47%             1.24%              1.08%
Ratio of net investment income to
  average net assets (c) .........................         1.43%*             2.03%             2.28%              2.40%
Portfolio turnover rate ..........................           32%               105%               63%                51%
Average commissions (per share) ..................         --                 --                --                 --
Total return .....................................         5.20%            (13.90%)           30.63%             (5.25%)
Net assets, end of period ........................  $    22,863      $      23,002     $      32,562      $      43,446

                                                                           Years Ended Sept. 30,
                                                           1991               1992              1993               1994
                                                    -----------      -------------     -------------      -------------
Net Asset Value, Beginning of Period .............  $     10.49      $       12.27     $       13.42      $       14.83
                                                    -----------      -------------     -------------      -------------
Income From Investment Operations
       Net investment income .....................         0.26               0.19              0.17               0.18
       Net realized and unrealized gains
         (losses) on investments .................         2.17               1.49              2.16               0.40
                                                    -----------      -------------     -------------      -------------
         Total from investment operations ........         2.43               1.68              2.33               0.58
                                                    -----------      -------------     -------------      -------------
Distributions
       Net investment income .....................        (0.29)             (0.18)            (0.16)             (0.16)
       Net realized capital gains ................        (0.36)             (0.35)            (0.76)             (0.71)
                                                    -----------      -------------     -------------      -------------
         Total distributions .....................        (0.65)             (0.53)            (0.92)             (0.87)
                                                    -----------      -------------     -------------      -------------
Net Asset Value, End of Period ...................  $     12.27      $       13.42     $       14.83      $       14.54
                                                    ===========      =============     =============      =============
Ratio of net expenses to average net
   assets (b) ....................................         1.00%              0.97%             0.88%              0.90%
Ratio of net investment income to average
   net assets (c) ................................         2.27%              1.46%             1.23%              1.18%
Portfolio turnover rate ..........................           48%                40%               50%                85%
Average commissions (per share) ..................         --                 --                --                 --
Total return .....................................        24.12%             14.00%            17.98%              4.03%
Net assets, end of period ........................  $    54,820      $      70,724     $     100,365      $     129,680
                                                                                                   Six
                                                                                                Months
                                                                                                 Ended
                                                           Years Ended Sept. 30,             March 31,
                                                             1995              1996               1997
                                                    -------------     -------------      -------------
Net Asset Value, Beginning of Period .............  $        14.54   $          16.65  $          18.39
                                                     -------------     -------------      -------------
Income From Investment Operations
       Net investment income .....................            0.34               0.27              0.15
       Net realized and unrealized gains
         (losses) on investments .................            2.56               3.22              1.17
                                                     -------------     -------------      -------------
         Total from investment operations ........            2.90               3.49              1.32
                                                     -------------     -------------      -------------
Distributions
       Net investment income .....................           (0.20)             (0.32)            (0.18)
       Net realized capital gains ................           (0.59)             (1.43)            (0.65)
                                                     -------------     -------------      -------------
         Total distributions .....................           (0.79)             (1.75)            (0.83)
                                                     -------------     -------------      -------------
Net Asset Value, End of Period ...................   $       16.65     $        18.39     $       18.88
                                                     =============     =============      =============
Ratio of net expenses to average net
   assets (b) ....................................            0.96%              1.18%             1.15%*
Ratio of net investment income to average
   net assets (c) ................................            1.78%              1.65%             1.63%*
Portfolio turnover rate ..........................              70%               13%                 2%
Average commissions (per share) ..................           --        $       0.0683     $       0.0647
Total return .....................................           21.12%             22.67%             7.30%
Net assets, end of period ........................   $     139,539     $     204,387      $     272,624

*Annualized
(a)  From commencement of operations on March 23, 1987.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 2.49 percent for the period ended September 30, 1987, and 1.09 percent for the year ended September 30, 1990.
(c) Computed giving effect to Adviser's expense limitation undertaking.

Financial Highlights Continued
--------------------------------------------------------------------------------
SR&F Balanced Portfolio
                                                                    PERIOD
                                                                    ENDED
                                                                    MARCH 31,
                                                                    1997 (a)
                                                                    ---------
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets............     4.28%*
Ratio of net expenses to average net assets.....................     0.59%*
Portfolio turnover rate.........................................        5%
Average commissions (per share).................................    $0.0551

*Annualized
(a) The Portfolio commenced operations on February 3, 1997.

Financial Highlights Continued
--------------------------------------------------------------------------------
SR&F Growth and Income Portfolio
                                                                     PERIOD
                                                                     ENDED
                                                                     MARCH 31,
                                                                     1997 (a)
                                                                     ---------
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets............      2.36%*
Ratio of net expenses to average net assets.....................      0.64%*
Portfolio turnover rate.........................................         1%
Average commissions (per share).................................     $0.0695

*Annualized
(a) The Portfolio commenced operations on February 3, 1997.

Funds for Every Investment Objective

The Stein Roe family of mutual funds offers a variety of funds so you can select the right fund, or combination of funds, to meet your investment objec tives. Call us at 800-338-2550 for a prospectus and more complete information on any of the funds, including management fees and expenses. Please read the prospectus carefully before you invest or send money.

Money Market Funds
Money market funds seek to provide income while preserving principal and maintaining liquidity. These funds offer free check writing.

  o Government Reserves Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities.*

  o Cash Reserves Fund -- Invests in high-quality, short-term money market securities such as certificates of deposit, banker's acceptances and commercial paper.*

Bond Funds
Bond funds seek high current income by investing pri marily in fixed income securities.

  o Government Income Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies.*

  o Intermediate Bond Fund-- Invests primarily in marketable debt securities with an average life of three to 10 years.

  o Income Fund -- Pursues a higher level of current income by investing primarily in medium- and lower-quality bonds.

  o High Yield Fund -- Invests in high yield, high-risk, medium- and lower-quality debt securities that may involve greater risk.


Tax-Exempt Funds
These funds help investors keep more of their earnings by investing in instruments that earn income free from federal income tax. Income may be subject to federal alternative minimum tax and state and local taxes; capital gains are subject to state, local and federal taxes.

  o Municipal Money Market Fund-- Seeks to provide the liquidity and stability of a money market fund plus current tax-free income.
Free check writing available.*

  o Intermediate Municipals Fund -- Seeks high current yield through investments primarily in the three highest grades of intermediate-term municipal securities.

*Money market mutual funds strive to maintain a $1 per share net asset value, but there is no assurance that these funds will be able to maintain a stable net asset value. The net asset value of a fund that invests in securities issued or guaranteed by the U.S. government is not guaranteed.

  o Managed Municipals Fund -- Pursues high tax-free income by investing in a quality-conscious portfolio of long-term municipal bonds.

  o High-Yield Municipals Fund -- Seeks a higher level of tax-free income from long-term municipal securities, primarily of medium or lower quality.


Growth and Income Funds
These funds seek to provide a conservative investment that is well positioned for long-term growth and current income. Each fund's approach is designed to limit the effects of market volatility.

  o Balanced Fund-- Seeks long-term growth of capital and current income consistent with reasonable investment risk by investing in equities, debt securities and cash equivalents.

  o Growth & Income Fund -- Pursues income and long-term capital growth by investing primarily in large, well-established companies.


Growth Funds
Growth funds offer long-term capital appreciation potential by investing primarily in various types of stocks.

  o Growth Stock Fund -- Pursues long-term capital appreciation from stocks with strong growth potential.

  o Special Fund-- Invests in securities believed to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed or out-of-favor companies.

  o Special Venture Fund -- Seeks capital appreciation through equity securities of entrepreneurially managed companies.

  o Young Investor Fund -- Invests in securities of companies that affect the lives of children or teenagers.

  o Capital Opportunities Fund-- Takes a long-term approach to emerging growth by selecting quality companies with the potential to generate high levels of earnings growth over a three- to five-year period.

  o International Fund -- Invests in a diversified portfolio of foreign securities.

  o Emerging Markets Fund -- Seeks long-term capital appreciation through emerging market investment opportunities.

To Contact Us. . .

By Phone 800-338-2550

You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line

Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on IRA plans, call us toll free at 800-338-2550.

By Mail or E-Mail

If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to comments @steinroe.com or visit us at www.steinroe.com on the Internet.

In Person

If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current fund investments or provide you infor mation about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

Must be preceded or accompanied
by a prospectus.

Investment Trust

Trustees
Timothy K. Armour
President, Mutual Fund Division and Director,
 Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing
 Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
 Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
 Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
 Counsel, Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators
 and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
 University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners

Officers
Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Bruno Bertocci, Vice President
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
E. Bruce Dunn, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix,Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Cynthia A. Prah, Vice President
Richard B. Peterson, Vice President
Gloria J. Santella, Vice President
Thomas P. Sorbo, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Judith E. Perrie, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

 Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

THE STEIN ROE FUNDS

Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                                 1-800-338-2550
                             http://www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor

                   Liberty Securities Corporation, Distributor
                                   Member SIPC

                                   GI12A 5/97